Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 1,895,145	$ 291,278	¥ 1,206,436
Allowance for doubtful accounts	(1,408)	(216)	(512)	$ (79)	¥ (2,315)
Total	¥ 1,893,737	$ 291,062	¥ 1,205,924